UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2013 (January 2, 2013)

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2013, New Mountain Finance Corporation (the “Company”) received a letter of public reprimand from the New York Stock Exchange (“NYSE”) indicating that the Company had failed to comply with Section 204.12 of the NYSE Listed Company Manual requiring ten days prior notice of a record date, in connection with the announcement of a special dividend distribution.

On December 27, 2012, the Company had announced, on a Current Report on Form 8-K, that its board of directors established a payment date of January 31, 2013 for the payment of the Company’s special dividend distribution, payable to stockholders of record at the close of business on December 31, 2012.  Notice was not given to the NYSE of the record date until December 26, 2012 which should have been received no later than December 21, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: January 7, 2013

	By:	/s/ Paula A. Bosco
		Name:	Paula A. Bosco
		Title:	Secretary

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